Exhibit 99.3
ManpowerGroup
Restated Operating Profit and Interest and Other Expenses
(In millions)

Effective January 1, 2018, we adopted new accounting guidance on the presentation of net periodic pension and postretirement benefit cost (“net benefit cost”). Under the new guidance, we are required to present non-service cost components of net benefit cost in interest and other expenses, as opposed to selling and administrative expenses. All previously reported results have been restated to conform to the current year presentation.

	Three Months Ended March 31				Three Months Ended June 30
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2017	2016	Reported	Currency	2017	2016	Reported	Currency
	(Unaudited)				(Unaudited)
Operating Unit Profit:
Americas:
United States	$26.3	$22.6	16.3%	16.3%	$44.5	$39.9	11.6%	11.6%
Other Americas	12.4	11.6	6.3%	10.7%	13.0	13.8	-6.0%	-4.6%
	38.7	34.2	12.9%	14.4%	57.5	53.7	7.1%	7.4%
Southern Europe:
France	50.6	47.7	6.2%	10.2%	70.7	68.0	3.9%	6.2%
Italy	18.2	16.1	13.0%	17.3%	27.6	22.8	21.0%	24.0%
Other Southern Europe	12.7	8.4	50.6%	53.9%	12.5	12.0	5.2%	5.9%
	81.5	72.2	12.9%	16.9%	110.8	102.8	7.9%	10.1%

Northern Europe	11.8	32.6	-63.7%	-62.7%	33.1	37.5	-11.8%	-7.8%
APME	20.1	19.3	4.4%	2.9%	23.3	22.2	4.7%	5.5%
Right Management	8.8	9.5	-7.4%	-6.2%	8.5	14.5	-41.4%	-40.9%
	160.9	167.8			233.2	230.7
Corporate expenses	(24.6)	(26.7)			(29.6)	(25.6)
Intangible asset amortization expense	(8.4)	(9.0)			(8.4)	(9.0)
Operating profit	127.9	132.1	-3.2%	-0.7%	195.2	196.1	-0.4%	1.7%
Interest and other expenses (a)	(15.8)	(13.1)			(11.0)	(10.4)
Earnings before income taxes	$112.1	$119.0			$184.2	$185.7

(a) The components of interest and other expenses were:
	2017	2016			2017	2016
Interest expense	$11.9	$11.0			$11.9	$11.5
Interest income	(1.0)	(0.7)			(1.2)	(0.8)
Foreign exchange losses	0.1	0.9			0.2	0.7
Miscellaneous expense (income), net	4.8	1.9			0.1	(1.0)
	$15.8	$13.1			$11.0	$10.4

	Six Months Ended June 30
			% Variance
			Amount	Constant
	2017	2016	Reported	Currency
	(Unaudited)
Operating Unit Profit:
Americas:
United States	$70.8	$62.5	13.3%	13.3%
Other Americas	25.4	25.4	-0.4%	2.4%
	96.2	87.9	9.3%	10.1%
Southern Europe:
France	121.3	115.7	4.9%	7.8%
Italy	45.8	38.9	17.7%	21.2%
Other Southern Europe	25.2	20.4	23.9%	25.7%
	192.3	175.0	10.0%	12.9%

Northern Europe	44.9	70.1	-35.9%	-33.3%
APME	43.4	41.5	4.6%	4.3%
Right Management	17.3	24.0	-27.9%	-27.1%
	394.1	398.5
Corporate expenses	(54.2)	(52.3)
Intangible asset amortization expense	(16.8)	(18.0)
Operating profit	323.1	328.2	-1.5%	0.7%
Interest and other expenses (a)	(26.8)	(23.5)
Earnings before income taxes	$296.3	$304.7

(a) The components of interest and other expenses were:
	2017	2016
Interest expense	$23.8	$22.5
Interest income	(2.2)	(1.5)
Foreign exchange losses	0.3	1.6
Miscellaneous expenses, net	4.9	0.9
	$26.8	$23.5

	Three Months Ended September 30				Three Months Ended December 31
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2017	2016	Reported	Currency	2017	2016	Reported	Currency
	(Unaudited)				(Unaudited)
Operating Unit Profit:
Americas:
United States	$43.5	$40.8	6.5%	6.5%	$37.8	$39.0	-3.1%	-3.1%
Other Americas	16.0	14.0	14.9%	13.2%	19.8	14.2	39.3%	38.3%
	59.5	54.8	8.7%	8.2%	57.6	53.2	8.2%	8.0%
Southern Europe:
France	77.6	69.4	11.8%	6.3%	81.1	67.4	20.2%	10.3%
Italy	24.2	18.4	31.5%	25.0%	34.5	21.8	58.3%	44.8%
Other Southern Europe	16.2	13.7	18.0%	13.3%	18.0	13.1	37.5%	28.5%
	118.0	101.5	16.2%	10.6%	133.6	102.3	30.5%	19.9%

Northern Europe	49.8	47.4	5.1%	0.8%	45.4	48.9	-7.1%	-13.2%
APME	27.4	25.3	7.8%	9.1%	28.1	21.7	30.6%	29.6%
Right Management	8.1	8.8	-7.8%	-8.3%	10.6	11.9	-11.0%	-13.3%
	262.8	237.8			275.3	238.0
Corporate expenses	(25.3)	(23.9)			(28.9)	(16.6)
Intangible asset amortization expense	(8.8)	(9.0)			(9.0)	(9.0)
Operating profit	228.7	204.9	11.5%	7.9%	237.4	212.4	11.8%	5.2%
Interest and other expenses (a)	(11.7)	(5.2)			(13.4)	(15.5)
Earnings before income taxes	$217.0	$199.7			$224.0	$196.9

(a) The components of interest and other expenses were:
	2017	2016			2017	2016
Interest expense	$12.6	$13.3			$13.0	$13.7
Interest income	(1.2)	(1.0)			(1.4)	(1.1)
Foreign exchange losses	0.1	—			0.4	1.2
Miscellaneous expense (income), net	0.2	(7.1)			1.4	1.7
	$11.7	$5.2			$13.4	$15.5

	Nine Months Ended September 30				Year Ended December 31
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2017	2016	Reported	Currency	2017	2016	Reported	Currency
	(Unaudited)				(Unaudited)
Operating Unit Profit:
Americas:
United States	$114.3	$103.3	10.6%	10.6%	$152.1	$142.3	6.9%	6.9%
Other Americas	41.4	39.4	5.1%	6.2%	61.2	53.6	14.1%	14.7%
	155.7	142.7	9.1%	9.4%	213.3	195.9	8.9%	9.0%
Southern Europe:
France	198.9	185.1	7.5%	7.2%	280.0	252.5	10.9%	8.0%
Italy	70.0	57.3	22.1%	22.4%	104.5	79.1	32.1%	28.6%
Other Southern Europe	41.4	34.1	21.6%	20.7%	59.4	47.2	26.0%	22.9%
	310.3	276.5	12.3%	12.0%	443.9	378.8	17.2%	14.2%

Northern Europe	94.7	117.5	-19.4%	-19.6%	140.1	166.4	-15.8%	-17.7%
APME	70.8	66.8	5.8%	6.1%	98.9	88.5	11.8%	11.9%
Right Management	25.4	32.8	-22.5%	-22.1%	36.0	44.7	-19.4%	-19.7%
	656.9	636.3			932.2	874.3
Corporate expenses	(79.5)	(76.2)			(108.4)	(92.8)
Intangible asset amortization expense	(25.6)	(27.0)			(34.6)	(36.0)
Operating profit	551.8	533.1	3.5%	3.5%	789.2	745.5	5.9%	4.0%
Interest and other expenses (a)	(38.5)	(28.7)			(51.9)	(44.2)
Earnings before income taxes	$513.3	$504.4			$737.3	$701.3

(a) The components of interest and other expenses were:
	2017	2016			2017	2016
Interest expense	$36.4	$35.8			$49.4	$49.5
Interest income	(3.4)	(2.5)			(4.8)	(3.6)
Foreign exchange losses	0.4	1.6			0.8	2.8
Miscellaneous expense (income), net	5.1	(6.2)			6.5	(4.5)
	$38.5	$28.7			$51.9	$44.2